EXHIBIT 10.2

AMENDMENT NO. 3 dated as of April 17, 2017 (this “Amendment”), in respect of the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 17, 2015 (as amended by the First Amendment dated as of July 29, 2015 and Amendment No. 2 dated as of April 18, 2016, the “Credit Agreement”), among CELGENE CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto, and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.

The Borrower has requested that the Termination Date be extended from April 17, 2021 to April 17, 2022 in accordance with Section 2.20(a) of the Credit Agreement.

In consideration of the agreements, provisions and covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment. Upon satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is amended as follows:

(a) Clause (e) of the definition of Debt in Section 1.01 is hereby amended in full to read as follows:

(e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases or, after giving effect to FASB ASC Topic 842, as finance leases,

(b) The definition of EBITDA in Section 1.01 is hereby amended in full to read as follows:

“EBITDA” means, for any period, net income (or net loss) plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense (d) amortization expense, (e) extraordinary losses, (f) losses from discontinued operations, (g) non-cash charges for increases in value of contingent consideration, (h) research and development asset acquisition expense in respect of any asset acquisition that is disclosed in the public filings of the Borrower and (i) all other non-cash charges and non-cash losses which do not represent a cash item in such period or any future period minus the sum of (i) non-cash gains which to not represent a cash item in such period or any future period, (ii) extraordinary gains, (iii) non-cash gains for decreases in value of contingent consideration and (iv) gains from discontinued operations, in each case determined in accordance with GAAP for such period.

SECTION 2. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring April 17, 2022. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, that:

(a)     (i) the execution, delivery and performance of this Amendment by the Borrower have been duly authorized by all corporate and stockholder action required to be obtained by the Borrower and (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)     on and as of the Effective Date, no Default has occurred and is continuing; and

(c)     on and as of the Effective Date and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language, shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 4. Effectiveness. This Amendment shall become a binding agreement on the date (the “Effective Date”) on which each of the following conditions is satisfied:

(a)     The Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

(b)     The Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 7 hereof.

The Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Each Lender that consents to the request to extend the Termination Date shall so indicate its consent by executing as indicated on the signature pages.

SECTION 5. Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Expenses. The Borrower agrees to reimburse the Agent for all reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Shearman & Sterling LLP.

SECTION 8. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or the Notes, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Note in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

SECTION 9. Headings. The Section headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELGENE CORPORATION,

by:    /s/Jonathan Biller
Name: Jonathan Biller
Title: SVP, Tax & Treasurer

CITIBANK, N.A., individually and as Agent,

by     _______________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELGENE CORPORATION,

by:
Name:
Title:

CITIBANK, N.A., individually and as Agent,

by:     /s/Richard D. Rivera
Name: Richard Rivera
Title: Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

CITIBANK, N.A.:

by:     /s/Richard D. Rivera
Name: Richard Rivera
Title: Vice President

by1:     _________________
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

CITIBANK, N.A.:

by:     /s/Richard D. Rivera
Name: Richard Rivera
Title: Vice President

by2:     _________________
Name:
Title:

_________________________
1 For any Lender requiring a second signature line.
2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

JPMORGAN CHASE BANK, N.A.:

by:     /s/Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

CONSENT TO EXTENSION OF TERMINATION DATE:

JPMORGAN CHASE BANK, N.A.:

by:     /s/Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: MORGAN STANLEY BANK, N.A.,

by:     /s/Michael King
Name: Michael King
Title: Authorized Signatory

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: MORGAN STANLEY BANK, N.A.,

by:     /s/Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: BANK OF AMERICA, N.A.,

by:     /s/Amie L. Edwards
Name: Amie L. Edwards
Title: Senior Vice President

by1:     _________________
Name:
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: BANK OF AMERICA, N.A.,

by:     /s/Amie L. Edwards
Name: Amie L. Edwards
Title: Senior Vice President

by2:     _________________
Name:
Title:

_________________________
1 For any Lender requiring a second signature line.
2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: Barclays Bank PLC

by:     /s/Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Barclays Bank PLC

by:     /s/Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by:     /s/Christopher Day
Name: Christopher Day
Title: Authorized Signatory

by:     /s/Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by:     /s/Christopher Day
Name: Christopher Day
Title: Authorized Signatory

by:     /s/Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

by:     /s/Ming K. Chu
Name: Ming K. Chu
Title: Director

by1:     /s/Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

by:     /s/Ming K. Chu
Name: Ming K. Chu
Title: Director

by2:     /s/Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

_________________________
1 For any Lender requiring a second signature line.
2 For any Lender requiring a second signature line.

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: GOLDMAN SACHS BANK USA

by:     /s/Annie Carr
Name: Annie Carr
Title: Authorized Signatory

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: GOLDMAN SACHS BANK USA

by:     /s/Annie Carr
Name: Annie Carr
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: HSBC Bank USA, N.A.

by:     /s/Elizabeth R Peck
Name: Elizabeth R Peck
Title:

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: HSBC Bank USA, N.A.

by:     /s/Elizabeth R Peck
Name: Elizabeth R Peck
Title:

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: Standard Chartered Bank

by:     /s/Daniel Mattern
Name: Daniel Mattern
Title: Associate

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Standard Chartered Bank

by:     /s/Daniel Mattern
Name: Daniel Mattern
Title: Associate

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by:     /s/Jaime Johnson
Name: Jaime Johnson
Title: Director

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by:     /s/Jaime Johnson
Name: Jaime Johnson
Title: Director

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: PNC BANK, N.A.

by:     /s/Sharon Landgraf
Name: Sharon Landgraf
Title: Senior Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: PNC BANK, N.A.

by:     /s/Sharon Landgraf
Name: Sharon Landgraf
Title: Senior Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 17, 2015 OF CELGENE CORPORATION

Name of Lender: U.S. Bank National Association

by:     /s/Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: U.S. Bank National Association

by:     /s/Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President